Revenues	6 Months Ended
Jun. 30, 2026
Revenue from Contract with Customer [Abstract]
Revenues
9.	Revenues
The amounts in the accompanying unaudited interim condensed consolidated statements of comprehensive income are analyzed as follows:

	For the six-month periods ended June 30,
	2025	2026
Time charter revenues	22,427,217	35,056,416
Voyage charter revenues	42,939,727	104,849,256
Other income	3,073,501	8,881,189

Total	68,440,445	148,786,861

The amount of revenue earned as demurrage relating to the Company’s voyage charters for the six-month periods ended June 30, 2025 and 2026 was $9.4 million and $18.7 million, respectively and is included within “Voyage charter revenues” in the above table.
As of December 31, 2025 and June 30, 2026, receivables from the Company’s voyage charters amounted to $5.3 million and $2.8 million, respectively.
As of December 31, 2025 and June 30, 2026, the Company recognized $1,107,956 and $1,239,819, respectively, of contract fulfillment costs which mainly represent bunker expenses incurred prior to commencement of loading relating to the Company’s voyage charters. These costs are recorded in “Other current assets” in the unaudited interim condensed consolidated balance sheets.
As of December 31, 2025 and June 30, 2026, revenues relating to undelivered performance obligations of the Company’s voyage charters amounted to $10.8 million and $16.0 million, respectively. The Company recognized the undelivered performance obligation as of December 31, 2025 as revenues in the first quarter of 2026 and the undelivered performance obligation as of June 30, 2026 as revenues in the third quarter of 2026.